SUPPLEMENT DATED DECEMBER 15, 2008
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2008

This supplement revises the Pacific Select Fund (fund) prospectus dated May 1, 2008 (Prospectus) and restates information contained in the supplement dated November 14, 2008. The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the fund Prospectus. Remember to review the Prospectus for other important information.

The Mid-Cap Value and American Funds Asset Allocation Portfolios will be added to Pacific Select Fund on January 1, 2009 and February 1, 2009, respectively. The availability of each portfolio as an investment option within variable life insurance and variable annuity products may vary. See the applicable variable product prospectus, including any supplements thereto, for availability.

Effective February 1, 2009, Western Asset Management Company and certain of its affiliated companies (collectively, Western Asset) will become the portfolio manager of the Diversified Bond Portfolio, and all information and references in the Prospectus pertaining to J.P. Morgan Investment Management, Inc. (JP Morgan) with respect to the Diversified Bond Portfolio are deleted and replaced with Western Asset. Unless otherwise noted, all information pertaining to the Diversified Bond Portfolio in this supplement is effective February 1, 2009.

All references to Lehman Brothers in the Prospectus are now deleted and replaced with Barclays Capital.

PORTFOLIOS AT A GLANCE

The table beginning on page 4 of the Prospectus is amended to reflect the addition of the two new portfolios as follows:

PORTFOLIO AND MANAGER	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS AND SPECIAL CONSIDERATIONS
Mid-Cap Value Portfolio BlackRock Capital	Long-term capital appreciation.	Equity securities of mid- capitalization companies.	Price volatility; equity initial public offering (IPO); derivatives and synthetics; and securities lending.

American Funds Asset Allocation Portfolio Capital Research (adviser to the Master Asset Allocation Fund)	High total return. (Preservation of capital over the long-term is of secondary importance.)	A master fund that invests in equity and fixed income securities of both U.S. and non-U.S. companies and in money market instruments.	Price volatility; foreign investments and currency; interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; inflation rate; and liquidity.

Short sale is deleted as a main risk for the Diversified Bond Portfolio.

The first paragraph of narrative disclosure (below the table) that begins on page 8 of the Prospectus is deleted and replaced with the following:

Each portfolio is subject to regulation under the Investment Company Act of 1940, as amended (1940 Act) and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Except for the Long/Short Large-Cap Portfolio, International Small-Cap Portfolio, Mid-Cap Value Portfolio, American Funds Asset Allocation Portfolio, American Funds Growth-Income Portfolio, American Funds Growth Portfolio, Floating Rate Loan Portfolio and Diversified Bond Portfolio, a portfolio’s stated investment goal cannot be changed without the approval of shareholders. The Pacific Select Fund (fund) Board of Trustees (board) may change investment policies of the portfolios without shareholder approval.

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FEES AND EXPENSES

The table below shows the advisory fee, service fee and fund expenses of each new portfolio as an annual percentage of each portfolio’s average daily net assets. However, it does not reflect expenses and charges that are, or may be imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy.

							Master fund	Total
	Effective				Less		advisory	master &
	advisory	Service		Total	advisory	Total net	fee & other	feeder
Portfolio[1,2]	fee	fee	Other expenses[3]	expenses	fee waiver	expenses	expenses	expenses
Mid-Cap Value[4]	0.68	0.20	0.03	0.91	—	0.91	—	—
American Funds Asset Allocation[4,5,6]	0.75	0.20	0.02	0.97	(0.34)	0.63	0.31	0.94

[1]	The fund has entered into an arrangement with its custodian and securities lending agent whereby credits are realized as a result of uninvested cash balances, and cash is received to offset custodial transaction fees associated with securities lending. Such credits are not reflected in the table above.

[2]	The advisory fee schedule, including breakpoints, for each portfolio is as follows: 0.70% of first $1 billion, 0.65% of next $1 billion and 0.60% on excess for the Mid-Cap Value Portfolio; and 0.75% of first $1 billion, 0.72% of next $1 billion, 0.69% of next $2 billion and 0.67% on excess for the American Funds Asset Allocation Portfolio.

[3]	“Other expenses” do not include offering and organizational expenses. If such expenses were included, the “Other expenses” would have been 0.04% for the Mid-Cap Value Portfolio and 0.05% for the American Funds Asset Allocation Portfolio.

[4]	Expenses for the portfolios are estimated based on each portfolio’s projected average net assets for 2009. No actual advisory fees, service fees, or expenses were paid by the Mid-Cap Value Portfolio and the American Funds Asset Allocation Portfolio because they did not commence operations until January 2, 2009 and February 2, 2009, respectively. The ratios for periods of less than one year are annualized.

[5]	PLFA has agreed to waive a portion of its advisory fees for American Funds Asset Allocation Portfolio so that its total net annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2010 or such time as the portfolio no longer invests substantially all of its assets in the Master Asset Allocation Fund (Master Fund). There is no guarantee that PLFA will continue to cap the advisory fee after that date.

[6]	The Master Fund pays to Capital Research a net management fee equal to an annual rate of 0.27% (0.30% before waiver) of the Master Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.01% of the Master Fund’s average daily net assets based on the most recently completed fiscal year. Because the American Funds Asset Allocation Portfolio invests all of its assets in the Master Fund, it will bear its fees and expenses and the proportionate share of fees and expenses of the Master Fund in which it invests. The amount shown under “Master fund advisory fee & other expenses” includes the advisory fee (before non-contractual fee waiver). The fee table and the example provided have been adjusted to reflect the estimated expenses of the American Funds Asset Allocation Portfolio and the Master Fund.

Examples

The examples below are intended to help you compare the cost of investing in these Pacific Select Fund portfolios with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that each portfolio’s annual operating expenses remain as stated in the previous table throughout the periods presented, except for the American Funds Asset Allocation Portfolio (see note 2). Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

	Your expenses (in dollars) if you sell your shares at the end of each period
Portfolio	1 year	3 years
Mid-Cap Value[1]	94	297
American Funds Asset Allocation[1,2]	99	364

[1]	The Mid-Cap Value and American Funds Asset Allocation Portfolios commenced operations on January 2, 2009 and February 2, 2009, respectively. The offering costs of these portfolios will be fully amortized by the end of the first year of operations. Only 1-year and 3-year examples are shown for each portfolio since these portfolios are new and the expenses have been estimated. Because expenses are estimated, examples are not shown beyond year three. However, the portfolios will continue to have expenses beyond year three.

[2]	The estimated total expenses for the American Funds Asset Allocation Portfolio reflect the expenses of both the portfolio and the Master Fund. PLFA has agreed to waive a portion of its advisory fee for the portfolio so that its total net annual investment advisory fee does not exceed 0.41% for the portfolio until the earlier to occur of April 30, 2010 or such time as the portfolio no longer invests substantially all of its assets in the Master Fund. There is no guarantee that PLFA will continue to cap the advisory fee after that date. Projected expenses beyond April 30, 2010 do not reflect this expense cap.

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ABOUT THE PORTFOLIOS

The following amends information in the Main investments subsections of the Prospectus for the International Small-Cap, Long/Short Large-Cap and Large-Cap Growth Portfolios, respectively:

International Small-Cap Portfolio — the last sentence of the first paragraph on page 16 of the Prospectus is deleted and replaced with the following:

The portfolio normally holds in excess of 100 companies and generally expects to invest in about the same number of non-U.S. countries as its benchmark index.

Effective October 1, 2008, all references to the International Small-Cap Portfolio’s broad-based benchmark index described on pages 16 and 17 of the Prospectus are changed to the S&P Developed Ex-US SmallCap Index and footnote 1 in the Average annual total return subsection is deleted and replaced with the following:

The S&P Developed Ex-US SmallCap Index (formerly called S&P/Citigroup EMI World ex-US index) is an index of the bottom 15% of approximately 12,400 companies measured by market capitalization in 83 developed countries, excluding the U.S.

Long/Short Large-Cap Portfolio — the following is notification of a temporary strategy change for this portfolio:

Due to current market conditions which have caused increased costs of executing short sales, borrowing securities and financing short positions for this portfolio, the managers do not expect to engage in short selling of securities and do not expect to maintain long positions in excess of 100% of the portfolio’s net assets over the next several months. This approach may change by each manager (individually) at any time as market conditions change.

Large-Cap Growth Portfolio — the fifth sentence of the first paragraph on page 38 of the Prospectus is deleted and replaced with the following:

The portfolio manager will look for companies that it believes have the potential for above-average earnings growth rate relative to other large-capitalization growth companies and appear to be undervalued relative to future growth prospects. The portfolio normally concentrates its investments in 40-60 stocks.

The following information regarding the two new portfolios is added to the Prospectus:

MID-CAP VALUE PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks long-term capital appreciation.

Main investments — invests at least 80% of its assets in equity securities of mid-capitalization companies. The manager generally defines mid-capitalization companies as those within the capitalization range of the Russell Midcap Value Index. As of September 30, 2008, the market capitalization range for the Russell Midcap Value Index was approximately $45 million to $16.5 billion. The portfolio primarily invests in common stock but can also invest in preferred stock and securities convertible into preferred and common stock. The portfolio may purchase securities offered in initial public offerings (IPOs).

In selecting securities, the manager initially screens for stocks from the universe of U.S. mid-capitalization companies that it believes are undervalued. The manager then uses a fundamental analysis to examine each company for financial strength before deciding to purchase a stock. The manager generally sells stocks that the manager believes have either become fully valued, or when in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

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The manager may use derivatives (such as options and futures contracts) to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The portfolio may also engage in active securities lending.

Risks — may be affected by the following risks, among others:

•	price volatility
•	equity IPO
•	derivatives and synthetics
•	securities lending

Please refer to Risks and risk definitions beginning on page 58 of the Prospectus for additional information.

Portfolio performance — This portfolio has no historical performance to report because it commenced operations on January 2, 2009. For information on how BlackRock Capital Management, Inc. has managed substantially similar accounts, see Performance of comparable accounts in this supplement.

AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks high total returns; preservation of capital over the long-term is of secondary importance.

Main investments — invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund, together with the Master Growth-Income and Master Growth Funds, the Master Funds). In turn, the Master Asset Allocation Fund seeks to provide high total returns by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The Master Asset Allocation Fund is designed for investors seeking above-average total returns.

In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal conditions, the manager expects, but is not required, to maintain an investment mix within the following ranges: 40% - 80% in equity securities, 20% - 50% in debt securities and 0% - 40% in money market instruments. The proportion of equity and debt securities and money market instruments held by the Master Asset Allocation Fund will vary with market conditions and the manager’s assessment of their relative attractiveness as investment opportunities.

The Master Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index. The Master Asset Allocation Fund may also invest up to 25% of its assets in lower rated high-yield (junk) bonds.

Risks — Through its investment in the Master Asset Allocation Fund, the American Funds Asset Allocation Portfolio may be affected by the following risks, among others:

•	price volatility
•	foreign investments and currency
•	interest rate
•	credit, including in particular, high yield (junk) bonds and other investment structures
•	inflation rate
•	liquidity

Special Considerations — master/feeder mutual fund structure.
Please refer to Risks and special considerations on page 58 of the Prospectus for additional information. Additional investment policies and risks of the Master Asset Allocation Fund are set forth

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in the prospectus and statement of additional information of the Master Asset Allocation Fund. The statement of additional information for the Master Asset Allocation Fund is available upon request.

Portfolio performance — This portfolio has no historical performance to report because it commenced operations on February 2, 2009. For information on how Capital Research and Management Company has managed the Master Asset Allocation Fund, see the Master Funds prospectus.

The American Funds Asset Allocation Portfolio may hereinafter be referred to as a “Feeder Portfolio” or collectively with American Funds Growth-Income Portfolio and American Funds Growth Portfolio as the “Feeder Portfolios.” Pacific Life Fund Advisors LLC (PLFA) is considered adviser to the Feeder Portfolio.

Information regarding the Diversified Bond Portfolio beginning on page 30 of the Prospectus (other than the Portfolio performance subsection) is deleted and replaced with the following:

DIVERSIFIED BOND PORTFOLIO

This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.

Investment goal — seeks to maximize total return consistent with prudent investment management.

Main investments — invests at least 80% of its assets in fixed income securities. Such investments include U.S. government and agency securities; corporate bonds and notes including zero coupon and payment-in-kind (PIK) securities; convertible securities; inflation indexed securities; asset-backed and mortgage-backed securities; municipal securities; variable and floating rate debt securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; and repurchase and reverse repurchase agreements.

The portfolio may invest up to 25% of its assets in securities that are rated below investment grade or of comparable quality as determined by the manager. However, the manager may continue to hold securities which have been downgraded which may cause the portfolio to exceed that limit. The portfolio may also invest up to 25% of its assets in securities (equity and debt) issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, the portfolio will not invest more than 20% of its assets in non-U.S. dollar denominated securities.

When selecting securities the manager employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. The manager then seeks sectors within the market which provide relative opportunities for outperformance.

In selecting issuers, the manager uses a bottom-up process which seeks to find undervalued securities. The manager assesses relevant credit characteristics at the issuer and industry levels. In assessing these characteristics, the manager may consider earnings and cash flow projections and/or credit scenario analyses, and often meets with management of specific issuers.

The manager seeks to maintain an average duration for the portfolio within a range of 30% of the duration of the domestic bond market as a whole as measured by the manager. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Generally, the manager expects the portfolio’s average duration to be within a range of 2.5 to 7 years. The portfolio’s average duration may fall outside of its expected range due to market movements. If this occurs, the manager will take action to bring the portfolio’s average duration back within the expected range within a reasonable period of time. In determining the duration, the manager considers domestic and international macroeconomic factors including the yield curve, inflation expectations, the general outlook for global interest rates, currencies, and monetary and fiscal policy.

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The manager may use derivatives (such as options, futures and forward foreign currency contracts) for hedging purposes, for duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the portfolio’s investment goal. The portfolio is limited to 10% of its assets in unhedged foreign currency exposure. The portfolio may also engage in active securities lending.

Risks — may be affected by the following risks, among others:

•	interest rate
•	credit, including in particular, high yield (junk) bonds and other investment structures
•	mortgage-related securities
•	inflation rate
•	price volatility
•	foreign investments and currency
•	emerging countries
•	liquidity
•	derivatives and synthetics
•	securities lending

Please refer to Risks and risk definitions beginning on page 58 of the Prospectus for additional information.

For information on how Western Asset has managed substantially similar accounts, see Performance of comparable accounts in this supplement.

RISKS AND SPECIAL CONSIDERATIONS

The Risks and risk definitions section is amended as follows:

In the Portfolio managers’ investment techniques and strategies are discretionary subsection beginning on page 58 of the Prospectus:

The following is added to the fourth paragraph:

It is expected that the turnover for the Mid-Cap Value Portfolio will exceed 100%.

The fourth sentence of the fifth paragraph on page 59 of the Prospectus is deleted and replaced with the following:

However, the other portfolios (with the exception of the Money Market, Floating Rate Loan, American Funds Asset Allocation, American Funds Growth and American Funds Growth-Income Portfolios) engage in securities lending as well.

In the interest rate risk subsection on page 61 of the Prospectus, the first paragraph is deleted and replaced with the following:

interest rate risk — the value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. The Floating Rate Loan Portfolio’s exposure to interest rate fluctuations is relatively less with respect to floating or adjustable rate securities (such as most loans) and will generally be limited to the period of time until the interest rate on the security is reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

In the credit risk subsection on page 61 of the Prospectus, the first paragraph is deleted and replaced with the following first paragraph, and the second paragraph below is added:

credit risk — a fixed income security’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. Not all U.S. government

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securities are backed or guaranteed by the U.S. government. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt, and are subject to the risk of default. Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to the portfolio on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize.

loan participation and assignment risk — acquiring interests in senior loans that are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations, involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. A portfolio’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a portfolio assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When a portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

In the derivatives and synthetics risk subsection on page 62 of the Prospectus, the second paragraph is deleted and replaced with the following:

leverage risk — the use of derivatives may also create leverage risk. Leverage could magnify a portfolio’s gains or losses and therefore increase its volatility. The manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk. This requirement limits the amount of leverage a portfolio may have at any one time, but it does not eliminate leverage risk. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk. Derivatives also involve credit and market risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation. The portfolio could lose more than the principal amount invested in a derivative instrument.

In the short sale risk subsection on page 64 of the Prospectus, the second and third paragraphs are deleted and replaced with the following:

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to the limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons.

leverage risk — when a portfolio manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the portfolio will become leveraged. The use of leverage may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and therefore, increase a portfolio’s volatility. There is no guarantee that a portfolio will use leverage, or when it does, that the portfolio’s leveraging strategy will be successful. A portfolio cannot guarantee that the use of leverage will produce a higher return on an investment. The manager will segregate liquid assets or otherwise cover transactions that may give rise

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to short sale risk. This requirement limits the amount of leverage a portfolio may have at any one time, but it does not eliminate leverage risk.

OTHER FUND INFORMATION

Policy regarding frequent trading section — number 4 on page 66 of the Prospectus is revised to add American Funds Asset Allocation Portfolio to the policy on limitations on transfers.

How share prices are calculated section — the first sentence of the last paragraph on page 68 of the Prospectus regarding the determination of net asset values of the Feeder Portfolios is revised to add the American Funds Asset Allocation Portfolio.

Tax matters section — the second sentence of the second paragraph on page 70 of the Prospectus is revised to add the American Funds Asset Allocation Portfolio to the list of portfolios that intend to comply with diversification regulations in their respective Master Funds.

ABOUT THE PORTFOLIO MANAGERS

The second paragraph on page 70 of the Prospectus is deleted and replaced with the following:

In its role as investment adviser, PLFA, subject to the review of the fund’s board, supervises the management of all of the fund’s portfolios. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the Money Market and High Yield Bond Portfolios under the PAM name. For the other portfolios, with the exception of the American Funds Asset Allocation Portfolio, the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, PLFA has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. The American Funds Asset Allocation Portfolio, the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invests all of their assets in a Master Fund; therefore, PLFA has not retained other portfolio managers to manage the assets of these portfolios (Feeder Portfolios). PLFA is considered the adviser to the Feeder Portfolios and oversees the manager’s performance of the Master Funds. Information about the management of the Master Funds is noted below. PLFA may in the future determine to invest the assets of the Feeder Portfolios in other Master Funds, manage the assets of the Feeder Portfolios directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, without seeking shareholder approval.

The information below is added to the end of the fourth paragraph on page 71 of the Prospectus:

Also, with respect to the team members listed for the Feeder Portfolios, the American Funds Insurance Series’ statement of additional information provides additional information about compensation, other accounts managed and ownership of each of the Master Funds.

The information below is added to the Prospectus regarding the two new portfolios:

BlackRock Capital Management, Inc.
100 Bellevue Parkway, Wilmington, Delaware 19809
BlackRock Capital Management, Inc. (BlackRock Capital) is a registered investment adviser organized in Delaware and is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. As of September 30, 2008, BlackRock Capital’s total assets under management, including its affiliates, were approximately $1 trillion.

MID-CAP VALUE PORTFOLIO Anthony F. Forcione, CFA (Since inception/2009)
Director, portfolio manager, and member of BlackRock Capital’s small and mid-capitalization value equity team. Mr. Forcione is lead manager for BlackRock Capital’s mid-capitalization value portfolios. Prior to joining BlackRock Capital in 2005, Mr. Forcione was a vice president and portfolio manager with State Street Research & Management Company (SSR) from 2003 to 2005 and has over 16 years of investment experience. He has a BS from Boston College.

Wayne J. Archambo, CFA (Since inception/2009)	Managing director and portfolio manager since 2002, and member of BlackRock Capital’s small and mid-capitalization value equity team. Mr. Archambo has primary responsibility for managing client portfolios within strategy and client investment guidelines. He has over 25 years of investment experience, a BS from Nichols College and an MBA from Babson College.

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Capital Research and Management Company

AMERICAN FUNDS ASSET ALLOCATION MASTER FUND Alan N. Berro (Since inception/2009)

Senior vice president of Capital World Investors. Mr. Berro has been employed by Capital Research or its affiliates for over 17 years and has over 23 years of investment experience, 9 of which have been as a portfolio counselor for Capital Research’s Asset Allocation Fund. He has a BA from UCLA and an MBA from Harvard University Graduate School of Business Administration.

Michael T. Kerr (Since inception/2009)	Senior vice president of Capital World Investors. Mr. Kerr has been employed by Capital Research or its affiliates for over 23 years, has over 25 years of investment experience, approximately 7 of which have been as a portfolio counselor. He has a BA from Harvard University and an MBA from Harvard University Graduate School of Business Administration.

James R. Mulally (Since inception/2009)	Senior vice president in the fixed income area of Capital Research. Mr. Mulally has been employed by Capital Research or its affiliates for over 28 years, has over 33 years of investment experience, approximately 5 of which have been a portfolio counselor. He has a BA from Dartmouth College and an MBA from Columbia University Graduate School of Business.

Susan M. Tolson (Since inception/2009)	Senior vice president in the fixed income area of Capital Research. Ms. Tolson has been employed by Capital Research or its affiliates for over 18 years and has 20 years of investment experience, 9 of which have been as a portfolio counselor for the Capital Research’s Asset Allocation Fund. She has a BA from Smith College and an MBA from Harvard University Graduate School of Business Administration.

The information on page 73 of the Prospectus regarding Capital Guardian Trust Company for the Diversified Research Portfolio is amended to delete information regarding Alan J. Wilson and to add the following:

Capital Guardian Trust Company
DIVERSIFIED RESEARCH PORTFOLIO
Cheryl Frank (Since 2008)	Vice president of Capital International Research, Inc. (Capital International), an affiliate of Capital Guardian, since 2006 and portfolio manager since 2008. As portfolio manager, Ms. Frank has research responsibilities for the health care services sector, drug retail industry and software. She joined Capital International as a research analyst in 2002. Ms. Frank has over 9 years of investment experience. She has a BA from Harvard University and an MBA from Stanford Graduate School of Business.

Irfan Furniturewala (Since 2008)	Investment analyst of Capital International, an affiliate of Capital Guardian and portfolio manager since 2008. As portfolio manager, Mr. Furniturewala has research responsibilities for semiconductors, U.S. storage, peripherals and computer hardware companies. He joined Capital International as an analyst in 2001. Mr. Furniturewala has over 8 years of investment experience. He has a BBA from The University of Texas at Austin, a BS from Bombay University, an MBA from The Wharton School at The University of Pennsylvania and an MS from Iowa State University.
As research coordinators for the portfolio, Ms. Frank and Mr. Furniturewala facilitate the communication and comparison of investment ideas and allocate the portfolio’s assets among 22 research analysts. The research analysts have an average of 14 years investment experience and an average of 9 years with Capital Guardian or its affiliates.

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The information on page 76 of the Prospectus regarding J.P. Morgan Investment Management, Inc. for the Diversified Bond Portfolio is deleted and replaced with the following through January 31, 2009:

J.P. Morgan Investment Management, Inc.
DIVERSIFIED BOND PORTFOLIO
Timothy N. Neumann, CFA (Since inception/2006)	Managing director and portfolio manager of a JP Morgan proprietary bond fund since 2000. An employee of JP Morgan since 1997, Mr. Neumann is the head of JP Morgan’s New York portfolio manager group and lead portfolio manager for JP Morgan’s core investment grade strategies, working with the macro team and sector teams to deliver account-specific portfolio strategies. He has over 20 years of investment experience and has a BS from University of Nebraska.

William Eigen, CFA (Since 2008)	Managing director, head of JP Morgan’s core plus and absolute return fixed income strategies since April 2008. In addition to his role as portfolio manager for a JP Morgan proprietary bond fund, he has also served as a portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as a analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies. He has over 18 years of investment experience and a BS from University of Rhode Island.

The information on page 78 of the Prospectus regarding NFJ Investment Group L.P. for the Small-Cap Value Portfolio is amended to add the following:

NFJ Investment Group L.P.
SMALL-CAP VALUE PORTFOLIO
Morley Campbell, CFA (Since 2008)	Portfolio manager of NFJ since 2008 and senior research analyst until he was promoted to his current position. Before joining NFJ in 2007, Mr. Campbell was a business student from 2005 to 2007. Prior to that, he was employed as an investment banking analyst at Lazard Asset Management from 2004 to 2005 and at Merrill Lynch & Co. from 2003 to 2004. Mr. Campbell has over 5 years of investment experience, a BBA from The University of Texas at Austin and an MBA from Harvard University Graduate School of Business Administration.

The information on page 79 of the Prospectus regarding OppenheimerFunds, Inc. for the Main Street® Core Portfolio is amended to delete information regarding Nikolaos D. Monoyios and to add the following:

OppenheimerFunds, Inc.
MAIN STREET® CORE PORTFOLIO
Mark Zavanelli, CFA (Since 2008)	Vice president of Oppenheimer since 2000 and portfolio manager of Oppenheimer since 1999. Mr. Zavanelli has over 9 years of investment experience and a BS from The Wharton School at the University of Pennsylvania.

Wentong Alex Zhou, CFA (Since 2008)	Assistant vice president of Oppenheimer since 2001 and portfolio manager of Oppenheimer since 2007. Mr. Zhou has over 8 years of investment experience, a BS from Beijing University, an MBA from University of Chicago Graduate School of Business, and a PhD from Northwestern University.

The information on page 81 of the Prospectus regarding Van Kampen for the Mid-Cap Growth Portfolio is amended to add the following:

Van Kampen
MID-CAP GROWTH PORTFOLIO
Armistead Nash (Since 2008)	Portfolio manager of Van Kampen since 2008, member of the Van Kampen growth team from 2004 to 2008, and member of the U.S. Research Group from 2002 to 2004. Mr. Nash has over 8 years of investment experience. He has a BA from University of Virginia and an MBA from Darden School of Business at the University of Virginia.

10

The information regarding Western Asset is added to page 81:

Western Asset Management Company
385 East Colorado Boulevard, Pasadena, California 91101

Western Asset Management Company (WAMCO) is the primary manager for the Diversified Bond Portfolio and operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom) (together with WAMCO, these firms are collectively “Western Asset”), and each is a registered investment adviser, and a wholly-owned subsidiary of Legg Mason, Inc. Western Asset, together with other affiliated investment advisory entities around the world, provide global asset management services. As of September 30, 2008, Western Asset, together with its other affiliated investment advisory entities, had total assets under management of approximately $585 billion.

DIVERSIFIED BOND PORTFOLIO
Michael C. Buchanan, CFA (Since 2009)	Portfolio manager of Western Asset since 2005. Prior to joining Western Asset, Mr. Buchanan was managing director and head of U.S. credit products at Credit Suisse Asset Management from 2003 to 2005. He has over 18 years of investment experience and a BA from Brown University.

Carl L. Eichstaedt, CFA (Since 2009)	Portfolio manager of Western Asset since 1994. Mr. Eichstaedt has over 22 years of investment experience, a BS from the University of Illinois and an MBA from Kellogg Graduate School of Management at Northwestern University.

Keith J. Gardner (Since 2009)	Portfolio manager of Western Asset since 1994. Mr. Gardner has over 25 years of investment experience, and a BS from State University of New York at Binghamton.

S. Kenneth Leech (Since 2009)	Chief investment officer emeritus of Western Asset since September 2008. From 1990 to 2008, Mr. Leech was chief investment officer of Western Asset. He has over 32 years of investment experience and a BA, a BS and an MBA from The Wharton School at The University of Pennsylvania.

Mark S. Lindbloom (Since 2009)	Portfolio manager of Western Asset since 2005. Prior to joining Western Asset, Mr. Lindbloom was a portfolio manager at Citigroup Asset Management from 1986 to 2005. He has over 30 years of investment experience and a BS from Rider University and an MBA from Pace University.

Edward A. Moody (Since 2009)	Portfolio manager of Western Asset since 1985. Mr. Moody has over 32 years of investment experience.

Detlev S. Schlichter (Since 2009)	Portfolio manager of Western Asset since 2001. Mr. Schlichter has over 18 years of investment experience and a Diplomokonom (BA) from the University of Bochum.

Stephen A. Walsh (Since 2009)	Chief investment officer of Western Asset since September 2008. From 1991 to 2008, Mr. Walsh was deputy chief investment officer of Western Asset. He has over 27 years of investment experience and a BS from the University of Colorado at Boulder.

11

PERFORMANCE OF COMPARABLE ACCOUNTS

The following comparable account presentations are added to the Prospectus as follows:

BLACKROCK CAPITAL MANAGEMENT, INC.

The chart below does not show you the performance of the Mid-Cap Value Portfolio — it shows the performance of similar accounts managed by BlackRock Capital.

This portfolio has no historical performance to report because it commenced operations on January 2, 2009. The chart shows the historical performance of a composite of accounts managed by BlackRock Capital (the Composite), which has investment objectives, policies and strategies that are substantially similar to those of the Mid-Cap Value Portfolio. As of June 30, 2008, the Composite consisted of 1 mutual fund and 1 separate account.

The performance shows the historical track record of the manager and is not intended to imply how the Mid-Cap Value Portfolio will perform. Total returns represent past performance of the Composite and not the Mid-Cap Value Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

Annual total returns

	Composite of Comparable	Russell Midcap Value
Year/Period	Accounts (%) [1]	Index (%) [2]

2008 (non-annualized through June 30, 2008)	(8.93)	(8.58)
2007	4.73	(1.42)
2006	19.85	20.22
2005	10.32	12.65
2004	23.60	23.71
2003 [3]	48.93	43.90
Average annual total returns for the periods ending June 30, 2008

1 year	(15.35)	(17.09)
5 years	13.90	13.00
Since inception [3]	17.40	15.93

[1]	This column shows performance of the Composite after the deduction of: (i) actual advisory fees and other expenses normally charged to mutual funds (net of any waivers or reimbursements); (ii) highest advisory fees charged for all other advisory accounts from gross performance; and (iii) reflects transaction costs for all accounts in the Composite. Non-mutual fund accounts do not reflect deductions for custody and other expenses normally paid by mutual funds. If such expenses were included, returns would be lower. The Mid-Cap Value Portfolio’s fees and expenses may be higher than those reflected in this Composite, which would reduce performance. Accounts in the Composite other than the mutual funds were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected performance. Portions of multi-strategy accounts or funds managed by BlackRock Capital in a similar manner to the portfolio are not included in the Composite.

[2]	The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include reinvested dividends.

[3]	The inception date of the Composite was March 31, 2003. Total returns and expenses are not annualized for periods less than one year.

12

WESTERN ASSET

The chart below does not show you the performance of the Diversified Bond Portfolio — it shows the performance of similar accounts managed by Western Asset.

The chart shows the historical performance of a composite of accounts managed by Western Asset (the Composite), which has investment objectives, policies and strategies that are substantially similar to those of the Diversified Bond Portfolio. As of June 30, 2008, the Composite consisted of 5 U.S. mutual funds and 2 non-U.S. mutual funds, 2 limited liability company (LLC) commingled vehicles, 1 collective trust and 171 separately advised accounts.

The performance shows the historical track record of the manager and is not intended to imply how the Diversified Bond Portfolio will perform. Total returns represent past performance of the Composite and not the Diversified Bond Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.

Annual total returns

		Barclays Capital U.S.
	Composite of Comparable	Aggregate Bond
Year/Period	Accounts (%) [1]	Index (%) [2]

2008 (non-annualized through June 30, 2008)	(2.54)	1.13
2007	3.32	6.97
2006	5.88	4.33
2005	2.80	2.43
2004	6.98	4.34
2003	9.45	4.10
2002	9.55	10.27
2001	9.58	8.42
2000	11.68	11.63
1999	(0.17)	(0.83)
1998	8.67	8.67
Average annual total returns for the periods ending June 30, 2008
1 year	0.39	7.12
5 years	3.61	3.85
10 years	5.99	5.68

[1]	This column shows performance of the Composite after the deduction of: (i) actual advisory fees and other expenses normally charged to the mutual funds including non-U.S. mutual funds (net of any waivers or reimbursements); (ii) highest advisory fees charged for all other advisory accounts from gross performance; and (iii) reflects transaction costs for all accounts in the Composite. Non-mutual fund accounts do not reflect deductions for custody and other expenses normally paid by mutual funds. If such expenses were included, returns would be lower. The Diversified Bond Portfolio’s fees and expenses may be higher than those reflected in this Composite, which would reduce performance. Accounts in the Composite other than the U.S. mutual funds were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected performance.

[2]	Barclays Capital U.S. Aggregate Bond Index is a index made up of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

FINANCIAL HIGHLIGHTS

The last sentence of the first paragraph on page 86 of the Prospectus is deleted and replaced with the following:

Because the Long/Short Large-Cap, Mid-Cap Value and American Funds Asset Allocation Portfolios commenced operations on May 1, 2008, January 2, 2009 and February 2, 2009, respectively, no financial highlights are available for these portfolios.

13

SUPPLEMENT DATED DECEMBER 15, 2008 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2008 (“SAI”) and restates information contained in the supplement dated November 14, 2008. The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the Fund’s SAI. Remember to review the SAI for other important information.

The Mid-Cap Value and American Funds Asset Allocation Portfolios will be added to Pacific Select Fund on January 1, 2009 and February 1, 2009, respectively. The availability of each portfolio as an investment option within variable life insurance and variable annuity products may vary. See the applicable variable product prospectus, including any supplements thereto, for availability.

Effective February 1, 2009, Western Asset Management Company and certain of its affiliated companies (collectively “Western Asset”) will become the portfolio manager of the Diversified Bond Portfolio, and all information and references in the SAI pertaining to J.P. Morgan Investment Management, Inc. (“JP Morgan”) with respect to the Diversified Bond Portfolio will be deleted. Unless otherwise noted, all information pertaining to the Diversified Bond Portfolio in this supplement is effective February 1, 2009.

All references to Lehman Brothers with respect to the index names are now references to Barclays Capital.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS section —

The first sentence of the second paragraph on page 1 of the SAI is deleted and replaced with the following:

The American Funds Asset Allocation Portfolio, American Funds Growth-Income Portfolio and American Funds Growth Portfolio (each, a “Feeder Portfolio” and collectively the “Feeder Portfolios”) do not invest directly in individual securities but rather currently invest all of their assets in the Asset Allocation Fund, Growth-Income Fund, and Growth Fund (each, a “Master Fund” and collectively the “Master Funds”), respectively.

The following information is added for the two new Portfolios:

Mid-Cap Value Portfolio
In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: repurchase agreements; when-issued securities; forward commitments; reverse repurchase agreements; ADRs; EDRs; GDRs; interest rate and currency swaps; swaptions; rights; warrants; and bank obligations. The Portfolio may invest in U.S. government securities; tender option bonds; zero coupon bonds; payment-in-kind (“PIK”) bonds; mortgage-related securities; asset-backed securities; asset-based securities including precious metal-related securities; collateralized bond obligations; publicly traded master limited partnerships; foreign securities including emerging markets; foreign currency transactions; fixed-income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions; and Brady bonds. The Portfolio may also invest in securities issued by other investment companies, including ETFs.

The Portfolio may also engage in derivatives including writing covered call and put options, and buying call and put options. The Portfolio’s use of derivatives is primarily for the purpose of reducing risk to the Portfolio as a whole (hedge) but may also be used to maintain liquidity and commit cash pending investment. The Portfolio may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The Portfolio may engage in short sales against the box.

American Funds Asset Allocation Portfolio
American Funds Asset Allocation Fund serves as a Master Fund to the American Funds Asset Allocation Portfolio. In addition to the investment policies and techniques described in the Prospectus, the Master Asset Allocation Fund may also invest in, among other things: REITs; cash and cash equivalents; convertible securities; preferred stocks; repurchase agreements; forward commitments, when issued and delayed delivery transactions; short sales against the box; and private placements. The Master Asset Allocation Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”).

The Master Asset Allocation Fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States, including less developed markets, which may be denominated in currencies other than the U.S. dollar. The Master Asset Allocation Fund may also invest in futures; options; and forward currency contracts.

Please see the Master Funds’ Statement of Additional Information, which is delivered together with the Fund’s SAI, for more information regarding the investment techniques of the Master Fund.

In the Floating Rate Loan Portfolio subsection on page 7 of the SAI, the sentence below is added to the end of the last paragraph:

In addition, the Portfolio will not invest in loans that would require the Portfolio to make any additional investment in connection with future advances if such commitments would exceed 20% of the Portfolio’s assets or would cause the Portfolio to fail to meet the diversification requirements.

The information in the Diversified Bond Portfolio subsection on page 8 of the SAI is deleted and replaced with the following:

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. Treasury inflation protected securities; foreign securities, including emerging countries; ADRs; EDRs; GDRs; forward currency transactions; swap agreements; equity securities; preferred stocks; stripped mortgage-backed securities; CBOs; CDOs; CLOs; CMOs; forward commitments and securities issued by other investment companies.

The Portfolio may also purchase options including OTC options and options on indices; index futures and options on futures.

In the Managed Bond Portfolio and Inflation Managed Portfolio subsections on pages 14 and 15 of the SAI, respectively, the sentence below is added to the end of the first paragraph of each subsection:

In addition, the Portfolio may invest up to 10% of its assets in preferred stock.

SECURITIES AND INVESTMENT TECHNIQUES section —

In the Loan Participations and Assignments subsection on page 33 of the SAI, the second sentence of the twelfth paragraph is deleted.

In the Futures Contracts and Options on Futures Contracts — Limitations subsection on page 61 of the SAI, the second to the last sentence of the second paragraph is deleted and replaced with the following:

However, with respect to futures contracts that are required to “cash settle”, a Portfolio, to the extent asset coverage is required, is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any).

INVESTMENT RESTRICTIONS section —

In the Fundamental Investment Restrictions subsection on page 68 of the SAI, the fourth paragraph from the end of the subsection is deleted and replaced with the following:

With respect to the Long/Short Large-Cap, International Small-Cap, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Floating Rate Loan, Health Sciences, Large-Cap Growth, Small-Cap Value, Mid-Cap Growth, Small-Cap Equity and Diversified Bond Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

In the Nonfundamental Investment Restrictions subsection on page 69 of the SAI, paragraph (ii) is deleted and replaced with the following:

(ii) sell property or securities short, except the International Value, Long/Short Large-Cap, Floating Rate Loan, Health Sciences, Mid-Cap Equity (formerly called Mid-Cap Value), Managed Bond, Inflation Managed, Mid-Cap

Growth, Small-Cap Equity and Diversified Bond Portfolios; or sell short against the box, except the Small-Cap Growth, International Value, Mid-Cap Value, American Funds Asset Allocation, American Funds Growth-Income, American Funds Growth, Long/Short Large-Cap, Equity, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Focused 30, Health Sciences, Mid-Cap Equity (formerly called Mid-Cap Value), Large-Cap Growth, Small-Cap Value, Managed Bond, Inflation Managed, Comstock, Mid-Cap Growth, Small-Cap Equity and Diversified Bond Portfolios;

ORGANIZATION AND MANAGEMENT OF THE FUND section —

The following is added to the Board of Trustees — Beneficial Interest of Trustees subsection on page 76 of the SAI:

SEC Rules require disclosure of information on the ownership of certain interests in securities of an investment adviser or principal underwriter of the Fund by each Trustee who is not an interested person of the Fund and his or her immediate family members. Gale K. Caruso, who serves as an Independent Trustee of the Fund, held debt securities issued by Merrill Lynch & Co. (“Merrill Lynch”) when she became a Trustee of the Fund on January 1, 2006 and acquired debt securities issued by The Goldman Sachs Group Inc. (“Goldman Sachs & Co.”) on June 26, 2007. Ms. Caruso reported to the Fund that the holding and acquisition of the securities was inadvertent, and that she sold the debt securities issued by Merrill Lynch and Goldman Sachs & Co. on October 2, 2008 and October 1, 2008, respectively. The approximate par value of the Merrill Lynch and Goldman Sachs & Co. securities held by Ms. Caruso was $10,000 and $15,000, respectively, as of December 31, 2007, representing less than 1/2 of 1% of the class securities of each issuer.

Ms. Caruso is not an “interested person” (as that term is defined in the Investment Company Act of 1940) of PLFA, the adviser to the Fund. However, as a result of holding the above-noted positions, Ms. Caruso may have been an “interested person” (during the applicable time period referenced above) of BlackRock Investment Management, LLC (which is indirectly controlled by Merrill Lynch), the Portfolio Manager to the Fund’s Equity Index Portfolio and Small-Cap Index Portfolio, Fund Asset Management, L.P. (doing business as Mercury Advisors) (which was indirectly controlled by Merrill Lynch), the former Portfolio Manager to the Fund’s Equity Index Portfolio and Small-Cap Index Portfolio, and the Fund during the period that she held shares of Merrill Lynch. Ms. Caruso may have also been an “interested person” of Goldman Sachs Asset Management, L.P. (which is an affiliate of Goldman Sachs & Co.), the Portfolio Manager to the Fund’s Short Duration Bond Portfolio during the period that she held shares of Goldman Sachs & Co.

Below are the investment advisory fee schedules for the new portfolios:

Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

Mid-Cap Value	0.70% of first $1 billion 0.65% of next $1 billion 0.60% on excess
American Funds Asset Allocation[1]	0.75% of first $1 billion 0.72% of next $1 billion 0.69% of next $2 billion 0.67% on excess

[1]	For the American Funds Asset Allocation Portfolio, until the earlier to occur of April 30, 2010 or such time as it no longer invests substantially all of its assets in the Master Asset Allocation Fund (“Master Fund”), PLFA has agreed to waive a portion of its advisory fees for the American Funds Asset Allocation Portfolio so that its total net annual investment advisory fee does not exceed 0.41%. As a shareholder of the Master Fund, the American Funds Asset Allocation Portfolio also pays an advisory fee, and other expenses of the Master Fund.

The first paragraph following the Net Advisory Fees Paid or Owed table on page 82 of the SAI is deleted and replaced with the following:

To help limit expenses, PLFA has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; service fees; dividends on securities sold short; acquired funds’ (including Master Funds) fees and expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each Portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets through April 30, 2009. Such reduction or reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2009.

INFORMATION ABOUT THE PORTFOLIO MANAGERS section —

In the Portfolio Management Firms subsection that begins on page 84 of the SAI, the information below is added:

BlackRock Capital Management, Inc. (“BlackRock Capital”)
BlackRock Capital is a registered investment adviser organized in Delaware and is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

Western Asset Management Company and certain of its affiliated companies (collectively “Western Asset”)
Western Asset Management Company (“WAMCO”) is the primary Manager for the Diversified Bond Portfolio, and operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities (each a “Western Manager” and collectively “Western Asset”) is a registered investment adviser and is a wholly owned subsidiary of Legg-Mason, Inc. Each Western Manager will receive a proportionate share of the fee based on the average daily net assets that it manages.

Below is the Sub-Advisory Fee Schedule for the Mid-Cap Value Portfolio:

Annual Sub-Advisory Fee
Portfolio Manager	Portfolio	(as a percentage of average daily net assets)

BlackRock Capital	Mid-Cap Value	0.35% of first billion 0.30% of next billion 0.25% on excess

The Compensation Structures and Methods subsection that begins on page 92 of the SAI is amended as follows:

The compensation information for BlackRock is deleted and replaced with the following:

BlackRock and BlackRock Capital

The term “BlackRock” as used in this section includes both BlackRock and BlackRock Capital.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance and revenue-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a team revenue component. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Mid Cap Value Portfolio include the Lipper Mid Cap Value Equity Funds classification.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Archambo has been granted stock options and/or restricted stock in prior years.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

The following is added for Western Asset:

Western Asset

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. In general, 3-year performance is weighted heavier than 1-year, which is weighted heavier than 5 year.

The benchmark index used for this strategy is Barclays Capital U.S. Aggregate. The peer group used is Frank Russell Active Sector.

In the Other Accounts Managed subsection that begins on page 110 of the SAI, the following changes are made:

The introductory paragraph is deleted and replaced with the following:

The following tables reflect information regarding accounts, other than the portfolio, for which each portfolio manager has day-to-day management responsibilities. Such information has been provided by the applicable management firm for each Portfolio. For the accounts presented, it is possible that an individual manager may only manage a portion of the assets of a particular account and such portion may be substantially lower than the total assets of such account. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below.

The Asset Based Fees Table is revised as follows:

Information regarding Alan J. Wilson with respect to the Diversified Research Portfolio and Nikolas D. Manoyios with respect to the Main Street Core Portfolio is deleted.

Information presented below regarding the Mid-Cap Value, Diversified Research, Small-Cap Value, Main Street Core and Mid-Cap Growth Portfolios is added.

Effective through January 31, 2009, information regarding William Eigen of JP Morgan with respect to the Diversified Bond Portfolio is added.

Effective as of February 1, 2009, information regarding the Diversified Bond Portfolio managed by JP Morgan (including William Eigen) is deleted and replaced with information regarding the Diversified Bond Portfolio managed by Western Asset.

All numbers in the table below are as of September 30, 2008.

	ASSET BASED FEES
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Mid-Cap Value
Anthony F. Forcione	1	$802,900,000	None	N/A	3	$32,560,000
Wayne J. Archambo	9	$2,810,000,000	None	N/A	16	$1,260,000,000
Diversified Research
Cheryl Frank	1	$1,400,000,000	2	$150,000,000	8	$3,000,000,000
Irfan Furniturewala	1	$1,400,000,000	2	$150,000,000	8	$3,000,000,000
Diversified Bond (managed by JP Morgan through 1/31/09)
William Eigen	3	$2,105,370,000	2	$731,470,000	None	N/A
Diversified Bond (managed by Western Asset as of 2/1/09)
Michael C. Buchanan	19	$9,238,000,204	9	$5,775,273,323	19	$2,182,647,780
Carl L. Eichstaedt	13	$3,588,558,685	6	$1,757,126,643	94	$19,075,864,759
Keith J. Gardner	7	$1,256,132,437	8	$1,362,568,608	None	N/A
S. Kenneth Leech	116	$126,288,692,614	327	$219,991,960,120	1,029	$277,776,499,057
Mark S. Lindbloom	5	$2,737,788,949	3	$202,013,514	30	$7,325,070,171
Edward A. Moody	3	$737,539,809	1	$47,541,495	87	$15,553,400,802
Detlev S. Schlichter	2	$235,307,194	29	$4,522,996,101	67	$25,437,881,915
Stephen A. Walsh	116	$126,288,692,614	327	$219,991,960,120	1,029	$277,776,499,057
Small-Cap Value
Morley D. Campbell	6	$5,124,999,864	3	$7,267,846,231	10	$1,442,923,948
Main Street Core
Mark Zavanelli	15	$11,289,000,000	None	N/A	None	N/A
Wentong Alex Zhou	8	$10,028,000,000	None	N/A	None	N/A
Mid-Cap Growth
Armistead Nash	38	$18,100,000,000	5	$563,500,000	5,532	$1,300,000,000

The Performance Based Fees table that begins on page 113 in the SAI is revised as follows:

Information regarding Alan J. Wilson with respect to the Diversified Research Portfolio is deleted and new information is added.

Effective through January 31, 2009, information regarding William Eigen of JP Morgan with respect to the Diversified Bond Portfolio is added.

Effective as of February 1, 2009, information regarding the Diversified Bond Portfolio managed by JP Morgan (including William Eigen) is deleted and replaced with information regarding the Diversified Bond Portfolio managed by Western Asset.

All numbers in the table below are as of September 30, 2008.

	PERFORMANCE BASED FEES
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Diversified Research
Cheryl Frank	None	N/A	None	N/A	1	$80,000,000
Irfan Furniturewala	None	N/A	None	N/A	1	$80,000,000
Diversified Bond (managed by JP Morgan through 1/31/09)
William Eigen	None	N/A	2	$731,470,000	None	N/A
Diversified Bond (managed by Western Asset as of 2/1/09)
Carl L. Eichstaedt	None	N/A	None	N/A	3	$1,022,252,908
S. Kenneth Leech	None	N/A	None	N/A	94	$28,359,718,222
Mark S. Lindbloom	None	N/A	None	N/A	4	$1,316,252,325
Edward A. Moody	None	N/A	None	N/A	8	$2,329,556,983
Detlev S. Schlichter	None	N/A	None	N/A	19	$6,962,075,379
Stephen A. Walsh	None	N/A	None	N/A	94	$28,359,718,222

The Material Conflicts of Interest subsection that begins on page 114 of the SAI is amended as follows:

Information for BlackRock is deleted and replaced with the following:

BlackRock and BlackRock Capital

The term “BlackRock” as used in this section includes both BlackRock and BlackRock Capital.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

The following is added for Western Asset:

Western Asset

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolio, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio’s sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolio) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis. A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

In the Beneficial Interest of Portfolio Managers subsection on page 132 of the SAI, the existing paragraph is deleted and replaced with the following:

In order to own securities of the Fund, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract. Portfolio managers are not required to own shares of the Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the Portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Portfolio’s performance. As of the Fund’s fiscal year end, December 31, 2007, there were fund shares beneficially owned by one portfolio manager. The remaining portfolio managers did not beneficially own any fund shares as of the fiscal year end. The dollar range of equity securities that Jonathan D. Coleman, the portfolio manager of the Growth LT Portfolio, beneficially owned through a variable annuity contract was $10,001 -$50,000.

In the Investment Adviser to the Master Funds subsection on page 132 of the SAI, the following is added:

For the Master Asset Allocation Fund CRMC receives 0.50% on the first $600 million of net assets; plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion; plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion; plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.25% on net assets in excess of $8.0 billion.

With respect to the Purchases and Redemptions subsection on page 133 of the SAI, the Mid-Cap Value and American Funds Asset Allocation Portfolios are added to the two lists in this section to reflect that these Portfolios are not available for Pacific Select variable universal life insurance policies or for Pacific Corinthian variable annuity contracts.

With respect to the Proxy Voting Policies and Procedures in the APPENDICES of the SAI, APPENDIX F, which applies to BlackRock, also applies to BlackRock Capital. For the Proxy Voting Policies and Procedures for Western Asset, the following Appendix is added:

APPENDIX X

Western Asset

Background

Western Asset has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager. In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors/trustees or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or Director/Trustee of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, Director/Trustee or person who is a candidate for Director/Trustee of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of Directors/Trustees; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of Directors/Trustees. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of Directors/Trustees. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors/Trustees

Western Asset votes proxies for the election of the company’s nominees for Directors/Trustees and for board-approved proposals on other matters relating to the board of Directors/Trustees the following exceptions:

a. Votes are withheld for the entire board of Directors/Trustees if the board does not have a majority of independent Directors/Trustees or the board does not have nominating, audit and compensation committees composed solely of independent Directors/Trustees

b. Votes are withheld for any nominee for Director/Trustee who is considered an independent Director/Trustee by the company and who has received compensation from the company other than for service as a Director/Trustee.

c. Votes are withheld for any nominee for Director/Trustee who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of Directors/Trustees.

Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of Directors/Trustees, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of Directors/Trustees, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of Directors/Trustees.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of Directors/Trustees on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of Directors/Trustees.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II, above, are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the Directors/Trustees to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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